Exhibit 10.1

FIFTH AMENDMENT, dated as of October 24, 2007 (this “Amendment”), to the Credit Agreement dated as of November 30, 2004 (as heretofore amended, supplemented, or otherwise modified, the “Credit Agreement”) among NEENAH PAPER, INC., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto, the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (in such capacity, the “Agent”), and J.P. Morgan Securities Inc., as the exclusive arranger and sole bookrunner (“Book-Runner”).

The Credit Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement. The Lenders party hereto are willing to amend the Credit Agreement as set forth herein on the terms and subject to the conditions set forth herein. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, including after giving effect to the amendments set forth in this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Amendments to Section 1.1 of the Credit Agreement.   Upon effectiveness of this Amendment in accordance with Section 4 hereof, Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)           by deleting the last sentence of the definition of “Total Commitment” and inserting the following in lieu thereof:

As of the Fifth Amendment Effective Date, the Total Commitment is $210,000,000.

(b)           by adding the following new definitions in their appropriate alphabetical order:

Fifth Amendment shall mean that certain Fifth Amendment dated as of October 24, 2007 by and among the Borrowers, the Guarantors, the Agent and the Lenders pursuant to which the Agreement was amended.

Fifth Amendment Effective Date shall mean October 24, 2007.

SECTION 2.           Other Agreements and Amendment to Schedule 1.1A of the Credit Agreement. Upon the effectiveness of this Amendment in accordance with Section 4 hereof, (a) the Total Commitment is increased by the amount of $30,000,000 such that the Total Commitment

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equals $210,000,000, (b) the Commitment of each Lender is set forth opposite its name on Schedule 1.1A attached to this Amendment, (c) Schedule 1.1A of the Credit Agreement shall be deleted in its entirety and Schedule 1.1A attached to this Amendment shall be substituted in lieu thereof, (d) the permitted future increase in the Total Commitment pursuant to Section 2.15 of the Credit Agreement equals $15,000,000, and (e) the notice required to be delivered by the Borrowers pursuant to Section 2.15(a) of the Credit Agreement is hereby waived with respect to the $30,000,000 increase in the Total Commitment being implemented concurrent with effectiveness of this Amendment.

SECTION 3.           Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Credit Parties represent and warrant to the Agent and each of the other Lender Parties that, as of the Effective Date (defined below):

(a)           the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Documents;

(b)           no Default has occurred and is continuing under the Credit Agreement; and

(c)           this Amendment has been duly executed and delivered by the Credit Parties and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.           Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions has been satisfied:

(a)           the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Credit Parties and all the Lenders;

(b)           the Agent shall have received payment of any and all fees owing in connection with this Amendment, including a commitment increase fee payable to each Lender whose Commitment is being increased pursuant to this Amendment in the amount of 20 basis points (0.2%) on the amount of such increase.

(c)           to the extent invoiced, the Lenders, the Agent and the Book-Runner shall have received payment or reimbursement of their out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Lenders, the Agent or the Book-Runner required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent;

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(d)           the Borrowers shall have delivered to the Agent such certificates of authorized officers of the Borrowers and the Guarantors, certificates of Governmental Authorities, certified copies of the certificates of incorporation, formation, bylaws and operating agreements, as applicable, of the Borrowers and the Guarantors (or certified confirmation that no amendments, modifications or revisions have been to those previously certifies and delivered to the Agent, as applicable), certified copies of resolutions of the directors, managers or members, as applicable of the Borrowers and the Guarantors and such other documents, instruments and agreements as the Agent shall require to evidence the valid corporate existence and authority to conduct business of the Borrowers and the Guarantors and the due authorization, execution and delivery of this Amendment any other documents related to this Amendment and any other legal matters relating to the Borrowers, the Guarantors, any Subsidiary or the other Loan Documents by the Borrowers and/or the Guarantors, all in a form and substance reasonable satisfactory to the Agent and its counsel;

(e)           the Borrowers shall have delivered to the Agent a favorable opinion of Powell Goldstein LLP, counsel to the Borrowers and the Guarantors dated as of the Effective Date, addressed to the Agent and the Lenders and covering such matters in connection with the foregoing as the Agent or the Lenders may reasonably request, in a form and substance reasonably satisfactory to the Agent and its counsel; and

(f)            the Borrowers shall have delivered to the Agent new duly completed and executed Revolving Credit Notes dated as the Effective Date for each Lender who has increased its Commitment pursuant to this Amendment, and in each case payable to the order of such Lender.

SECTION 5.           Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Agent or the other Lender Parties under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective with respect only to the matters expressly referred to herein, and nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement.

SECTION 6.           APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this

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Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.           Costs and Expenses. The Borrowers agree to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agent actually incurred.

SECTION 9.           Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10.         Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11.         No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

SECTION 12.         Ratification of Guaranty. Each Guarantor hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first written above.

NEENAH PAPER, INC., as a Borrower

By:
Name:
Title:

NEENAH PAPER MICHIGAN, INC., as a Borrower

By:
Name:
Title:

NPCC HOLDING COMPANY, LLC, as a Borrower
By: Neenah Paper, Inc., as its sole member

By:
Name:
Title:

NEENAH PAPER INTERNATIONAL HOLDING COMPANY, LLC, as a Borrower
By: Neenah Paper, Inc., as its sole member

By:
Name:
Title:

NEENAH PAPER INTERNATIONAL, LLC, as a Borrower
By:	Neenah Paper International Holding Company, LLC, as its sole member
By:	Neenah Paper, Inc., as its sole member

By:
Name:
Title:

NEENAH PAPER FVC, INC., as a Borrower

By:
Name:
Title:

NEENAH PAPER FR, LLC, as a Borrower

By:
Name:
Title:

NEENAH PAPER COMPANY OF CANADA, as a Guarantor

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Agent

By:
Jeff A. Tompkins
Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Collateral Agent,

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT DATED AS OF OCTOBER 24, 2007 TO THE NEENAH PAPER CREDIT AGREEMENT DATED AS OF NOVEMBER 30, 2004

To approve this Amendment:

Name of Institution:

WELLS FARGO FOOTHILL, L.L.C.

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT DATED AS OF OCTOBER 24, 2007 TO THE NEENAH PAPER CREDIT AGREEMENT DATED AS OF NOVEMBER 30, 2004

To approve this Amendment:

Name of Institution:

BANK OF AMERICA, N.A.

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT DATED AS OF OCTOBER 24, 2007 TO THE NEENAH PAPER CREDIT AGREEMENT DATED AS OF NOVEMBER 30, 2004

To approve this Amendment:

Name of Institution:

THE CIT GROUP/BUSINESS CREDIT, INC

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT DATED AS OF OCTOBER 24, 2007 TO THE NEENAH PAPER CREDIT AGREEMENT DATED AS OF NOVEMBER 30, 2004

To approve this Amendment:

Name of Institution:

RBS BUSINESS CAPITAL, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT DATED AS OF OCTOBER 24, 2007 TO THE NEENAH PAPER CREDIT AGREEMENT DATED AS OF NOVEMBER 30, 2004

To approve this Amendment:

Name of Institution:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

SIGNATURE PAGE TO FIFTH AMENDMENT DATED AS OF OCTOBER 24, 2007 TO THE NEENAH PAPER CREDIT AGREEMENT DATED AS OF NOVEMBER 30, 2004

To approve this Amendment:

Name of Institution:

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:
Name:
Title: